SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2003

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

       Wisconsin

1-10876

41-0985054

(State or other jurisdiction

(Commission file number)

(IRS Employer

      of incorporation)

Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 429-2211

Item 5.  Other Events.

On March 13, 2003, ShopKo Stores, Inc. (“ShopKo”) issued a press release containing its financial results for the quarter and fiscal year ended February 1, 2003.  Final financial statements with additional analyses will be filed as part of the ShopKo’s Annual Report on Form 10-K for the year ended February 1, 2003.

Item 7.  Exhibits.

Exhibit No.

Description

99.1

Press Release dated March 13, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date:  March 14, 2003

/s/ Peter G. Vandenhouten

Peter G. Vandenhouten

Corporate Counsel

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated March 13, 2003.